SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2022
SUBSEQUENT EVENTS
Subsequent Events

22. SUBSEQUENT EVENTS

OTHER

Subsequent to June 30, 2022, a total of 266 warrants were exercised in exchange 266 common shares and a total of 798,602 warrants expired. Since June 30, 2022, the Company repurchased 366,645 of its common shares under its previously announced share repurchase plan for $250,000.

On July 5, 2022, the Company’s shareholders approved the 2022 Flora Growth Incentive Compensation Plan. Pursuant to this plan, the Company has reserved 6 million of its common shares for potential issuance to officers, directors, employees and consultants of the Company. Effective July 5, 2022, no further stock options may be issued under the Company’s 2019 stock option plan.